STATEMENT OF INVESTMENTS
BNY Mellon Global Fixed Income Fund

March 31, 2024 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.3%
Australia - 2.0%
Australia, Sr. Unscd. Bonds, Ser. 140	AUD	4.50	4/21/2033	22,400,000		15,221,975
Australia, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	5,240,000		2,750,247
Treasury Corp. of Victoria, Bonds	AUD	2.00	9/17/2035	8,814,000		4,259,946
Treasury Corp. of Victoria, Govt. Gtd. Notes	AUD	4.75	9/15/2036	41,354,000		26,511,384
					48,743,552
Austria - 1.3%
Austria, Sr. Unscd. Bonds	EUR	2.90	2/20/2034	9,875,000	[b]	10,733,333
Raiffeisen Bank International AG, Sr. Bonds	EUR	4.75	1/26/2027	8,300,000		9,035,457
Raiffeisen Bank International AG, Sr. Notes	EUR	0.05	9/1/2027	900,000		851,182
Raiffeisen Bank International AG, Sub. Notes	EUR	2.88	6/18/2032	7,600,000		7,442,919
Raiffeisen Bank International AG, Sub. Notes	EUR	7.38	12/20/2032	2,700,000	[c]	3,041,773
					31,104,664
Belgium - 1.1%
Anheuser-Busch InBev SA, Gtd. Notes	EUR	2.88	4/2/2032	7,174,000		7,533,036
Belgium, Sr. Unscd. Notes	EUR	3.30	6/22/2054	6,825,000	[b]	7,302,111
FLUVIUS System Operator CVBA, Gtd. Notes	EUR	3.88	5/9/2033	10,600,000		11,696,764
					26,531,911
Bermuda - .1%
Athora Holding Ltd., Sr. Unscd. Bonds	EUR	6.63	6/16/2028	1,652,000		1,894,503
Canada - 1.9%
Alimentation Couche-Tard, Inc., Gtd. Notes	EUR	3.65	5/12/2031	6,196,000	[b]	6,711,888
Alimentation Couche-Tard, Inc., Sr. Unscd. Notes	EUR	4.01	2/12/2036	6,518,000	[b]	7,084,206
Canada, Bonds	CAD	1.75	12/1/2053	19,725,000		10,221,818
Canada, Bonds	CAD	3.25	9/1/2028	17,600,000		12,836,546
CNH Capital Canada Receivables Trust, Ser. 2021-1A, Cl. A2	CAD	1.00	11/16/2026	2,863,802	[b]	2,047,168
Ford Auto Securitization Trust II, Ser. 2022-AA, Cl. A3	CAD	5.40	9/15/2028	11,382,000	[b]	8,464,803
					47,366,429

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.3% (continued)
Cayman Islands - .4%
Octagon 61 CLO, Ser. 2023-2A, Cl. A, (3 Month TSFR +1.85%)		7.17	4/20/2036	5,274,060	[b,d]	5,299,650
Regatta XXV Funding Ltd. CLO, Ser. 2023-1A, Cl.A, (3 Month TSFR +1.90%)		7.21	7/15/2036	5,775,000	[b,d]	5,821,829
					11,121,479
China - 3.0%
China, Unscd. Bonds	CNY	3.81	9/14/2050	438,050,000		73,878,771
Denmark - .4%
Carlsberg Breweries AS, Sr. Unscd. Notes	EUR	4.25	10/5/2033	7,117,000		8,178,988
Denmark, Bonds	DKK	4.50	11/15/2039	14,250,000		2,595,198
					10,774,186
Finland - .2%
Finland, Sr. Unscd. Bonds	EUR	3.00	9/15/2033	3,750,000	[b]	4,119,219
France - 4.2%
BNP Paribas SA, Sr. Notes	EUR	2.10	4/7/2032	8,700,000	[c]	8,374,814
Credit Agricole SA, Sr. Notes		5.34	1/10/2030	9,588,000	[b,c]	9,563,617
Electricite de France SA, Sr. Unscd. Notes	EUR	4.63	1/25/2043	3,200,000		3,609,590
France, Bonds	EUR	0.75	5/25/2052	12,800,000	[b]	7,595,173
France, Bonds	EUR	3.00	5/25/2033	22,650,000	[b]	24,897,206
France, Bonds	EUR	4.00	10/25/2038	11,685,000	[b]	14,044,830
Kering SA, Sr. Unscd. Notes	EUR	3.63	9/5/2031	5,100,000		5,610,248
Kering SA, Sr. Unscd. Notes	EUR	3.88	9/5/2035	4,000,000		4,444,353
La Banque Postale SA, Sub. Notes	EUR	5.50	3/5/2034	1,600,000		1,813,281
Orano SA, Sr. Unscd. Notes	EUR	5.38	5/15/2027	5,100,000		5,733,335
Pernod Ricard SA, Sr. Unscd. Notes	EUR	3.75	9/15/2033	9,100,000		10,124,961
Suez SACA, Sr. Unscd. Notes	EUR	2.38	5/24/2030	7,400,000		7,472,800
Suez SACA, Sr. Unscd. Notes	EUR	5.00	11/3/2032	1,000,000		1,180,730
					104,464,938
Germany - 2.5%
Amprion GmbH, Sr. Unscd. Notes	EUR	3.97	9/22/2032	12,500,000	[c]	13,919,756
Amprion GmbH, Sr. Unscd. Notes	EUR	4.13	9/7/2034	6,200,000	[c]	6,968,191
Deutsche Bahn Finance GmbH, Gtd. Notes	EUR	1.88	5/24/2030	8,067,000		8,184,536
Deutsche Bahn Finance GmbH, Gtd. Notes	EUR	2.75	3/19/2029	6,210,000		6,637,680
Deutsche Bahn Finance GmbH, Gtd. Notes	EUR	3.25	5/19/2033	4,646,000		5,163,435
Eurogrid GmbH, Gtd. Notes	EUR	0.74	4/21/2033	2,600,000		2,217,052
Eurogrid GmbH, Gtd. Notes	EUR	1.11	5/15/2032	200,000		180,158
LEG Immobilien SE, Sr. Unscd. Notes	EUR	0.88	1/17/2029	200,000		188,236
Vonovia SE, Sr. Unscd. Notes	EUR	0.50	9/14/2029	1,700,000		1,525,087
Vonovia SE, Sr. Unscd. Notes	EUR	0.63	12/14/2029	1,400,000		1,257,472

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a] Value ($)
Bonds and Notes - 96.3% (continued)
Germany - 2.5% (continued)
Vonovia SE, Sr. Unscd. Notes	EUR	0.75	9/1/2032	12,000,000	9,840,575
Vonovia SE, Sr. Unscd. Notes	EUR	2.38	3/25/2032	6,300,000	[c] 6,042,179
					62,124,357
Greece - .3%
Hellenic Republic, Sr. Unscd. Notes	EUR	4.38	7/18/2038	3,438,000	[b] 4,001,449
Piraeus Bank SA, Sr. Notes	EUR	6.75	12/5/2029	2,951,000	3,421,724
					7,423,173
Hungary - .3%
Hungary, Bonds, Ser. 32/A	HUF	4.75	11/24/2032	1,702,850,000	4,085,235
Hungary, Sr. Unscd. Notes	EUR	5.38	9/12/2033	4,054,000	4,619,061
					8,704,296
Indonesia - .2%
Indonesia, Bonds, Ser. FR83	IDR	7.50	4/15/2040	93,430,000,000	6,227,547
Ireland - 1.1%
ESB Finance DAC, Gtd. Notes	EUR	3.75	1/25/2043	6,170,000	6,589,600
Ireland, Bonds	EUR	2.60	10/18/2034	3,950,000	4,209,400
Linde PLC, Sr. Unscd. Notes	EUR	1.63	3/31/2035	7,800,000	7,133,799
Permanent TSB Group Holdings PLC, Sr. Unscd. Notes	EUR	6.63	4/25/2028	3,872,000	4,447,178
Permanent TSB Group Holdings PLC, Sub. Notes	EUR	3.00	8/19/2031	4,102,000	4,196,430
					26,576,407
Israel - .5%
Israel, Sr. Unscd. Notes		5.50	3/12/2034	11,359,000	11,266,424
Italy - 3.0%
Autostrade per L'Italia SpA, Sr. Unscd. Bonds	EUR	2.00	1/15/2030	3,890,000	3,813,859
Autostrade per L'Italia SpA, Sr. Unscd. Notes	EUR	1.88	9/26/2029	3,550,000	3,466,516
Autostrade per L'Italia SpA, Sr. Unscd. Notes	EUR	2.00	12/4/2028	6,450,000	6,455,595
Autostrade per L'Italia SpA, Sr. Unscd. Notes	EUR	5.13	6/14/2033	3,178,000	3,668,192
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds, Ser. 10Y	EUR	4.40	5/1/2033	48,375,000	55,684,960
					73,089,122
Japan - 2.4%
Japan (20 Year Issue), Bonds, Ser. 183	JPY	1.40	12/20/2042	3,756,900,000	24,887,251
Japan (20 Year Issue), Bonds, Ser. 184	JPY	1.10	3/20/2043	1,329,500,000	8,350,152
Japan (30 Year Issue), Bonds, Ser. 66	JPY	0.40	3/20/2050	760,000,000	3,699,700
Japan (30 Year Issue), Bonds, Ser. 69	JPY	0.70	12/20/2050	1,593,000,000	8,323,657
Japan (40 Year Issue), Bonds, Ser. 15	JPY	1.00	3/20/2062	1,336,600,000	6,809,418

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.3% (continued)
Japan - 2.4% (continued)
Mizuho Financial Group, Inc., Sr. Unscd. Notes	EUR	4.03	9/5/2032	4,767,000		5,328,695
OSCAR US Funding X LLC, Ser. 2019-1A, Cl. A4		3.27	5/10/2026	98,145	[b]	98,093
OSCAR US Funding XI LLC, Ser. 2019-2A, Cl. A4		2.68	9/10/2026	864,892	[b]	862,131
					58,359,097
Jersey - .4%
Ballyrock 24 Ltd. CLO, Ser. 2023-24A, Cl. A1, (3 Month TSFR +1.77%)		7.08	7/15/2036	5,420,000	[b,d]	5,436,027
Invesco US Ltd. CLO, Ser. 2023-3A, CI. A, (3 Month TSFR +1.80%)		7.22	7/15/2036	5,600,000	[b,d]	5,636,814
					11,072,841
Luxembourg - .4%
Logicor Financing Sarl, Gtd. Notes	EUR	0.88	1/14/2031	6,047,000		5,201,424
Logicor Financing Sarl, Gtd. Notes	EUR	2.00	1/17/2034	1,095,000		928,587
SELP Finance Sarl, Gtd. Bonds	EUR	0.88	5/27/2029	1,996,000	[c]	1,858,110
SELP Finance Sarl, Gtd. Notes	EUR	3.75	8/10/2027	1,359,000		1,459,293
					9,447,414
Malaysia - .4%
Malaysia, Bonds	MYR	4.64	11/7/2033	41,200,000		9,246,581
Mexico - .2%
Mexico, Bonds, Ser. M	MXN	7.50	5/26/2033	99,700,000		5,343,721
Netherlands - 2.2%
Athora Netherlands NV, Sub. Notes	EUR	2.25	7/15/2031	1,170,000		1,164,869
Athora Netherlands NV, Sub. Notes	EUR	5.38	8/31/2032	9,541,000		10,118,579
BNI Finance BV, Gtd. Notes	EUR	3.88	12/1/2030	7,907,000		8,784,632
Enel Finance International NV, Gtd. Notes	EUR	0.50	6/17/2030	5,278,000		4,824,558
Enel Finance International NV, Gtd. Notes	EUR	4.50	2/20/2043	1,000,000		1,131,560
ING Groep NV, Sr. Unscd. Notes		6.11	9/11/2034	2,188,000	[c]	2,273,433
JDE Peet's NV, Sr. Unscd. Notes	EUR	4.50	1/23/2034	5,345,000		6,000,548
RELX Finance BV, Gtd. Bonds	EUR	3.75	6/12/2031	5,050,000		5,601,537
Sartorius Finance BV, Gtd. Notes	EUR	4.50	9/14/2032	6,100,000		6,945,966
Stellantis NV, Sr. Unscd. Notes	EUR	4.25	6/16/2031	3,210,000		3,609,114
WPC Eurobond BV, Gtd. Bonds	EUR	2.25	7/19/2024	2,975,000		3,189,227
					53,644,023
New Zealand - 3.3%
New Zealand, Unscd. Bonds, Ser. 433	NZD	3.50	4/14/2033	86,392,000		47,673,096
New Zealand, Unscd. Bonds, Ser. 532	NZD	2.00	5/15/2032	66,105,000		32,834,735
					80,507,831
Panama - .1%
Panama, Sr. Unscd. Notes		8.00	3/1/2038	3,118,000		3,274,243

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.3% (continued)
Peru - .7%
Peru, Sr. Unscd. Bonds	PEN	7.30	8/12/2033	65,380,000	[b]	17,668,856
Poland - .6%
Poland, Bonds, Ser. 1033	PLN	6.00	10/25/2033	11,625,000		3,029,805
Poland, Sr. Unscd. Notes		5.50	3/18/2054	11,379,000		11,346,228
					14,376,033
Portugal - .3%
Novo Banco SA, Sub. Notes	EUR	9.88	12/1/2033	5,800,000		7,228,605
Romania - .1%
Romania, Sr. Unscd. Notes		6.38	1/30/2034	3,546,000	[b]	3,602,186
Saudi Arabia - .5%
Saudi, Sr. Unscd. Notes		5.00	1/16/2034	13,008,000	[b]	12,949,594
Singapore - .5%
Pfizer Investment Enterprises Pte Ltd., Gtd. Notes		5.30	5/19/2053	6,120,000		6,089,193
Pfizer Investment Enterprises Pte Ltd., Gtd. Notes		5.34	5/19/2063	2,250,000		2,206,515
Singapore, Bonds	SGD	3.38	9/1/2033	5,615,000		4,254,613
					12,550,321
South Korea - 4.2%
Korea, Bonds, Ser. 2812	KRW	2.38	12/10/2028	11,350,200,000		8,087,844
Korea, Bonds, Ser. 3212	KRW	4.25	12/10/2032	108,270,300,000		85,759,305
Korea, Bonds, Ser. 5209	KRW	3.13	9/10/2052	5,180,000,000		3,741,925
Korea, Bonds, Ser. 5303	KRW	3.25	3/10/2053	7,778,000,000		5,756,467
					103,345,541
Spain - 2.9%
Banco de Credito Social Cooperativo SA, Sr. Notes	EUR	7.50	9/14/2029	4,500,000		5,373,413
Banco de Credito Social Cooperativo SA, Sub. Notes	EUR	5.25	11/27/2031	10,200,000		10,626,020
Cellnex Finance Co. SA, Gtd. Notes	EUR	2.00	9/15/2032	6,200,000		5,862,701
Cellnex Telecom SA, Sr. Unscd. Notes	EUR	1.75	10/23/2030	8,000,000	[c]	7,698,026
Cellnex Telecom SA, Sr. Unscd. Notes	EUR	1.88	6/26/2029	6,300,000		6,241,956
Spain, Sr. Unscd. Bonds	EUR	0.70	4/30/2032	27,750,000	[b]	25,108,775
Spain, Sr. Unscd. Bonds	EUR	3.25	4/30/2034	10,875,000	[b]	11,830,660
					72,741,551
Supranational - .2%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., Gtd. Notes		3.63	1/15/2032	5,915,000		5,064,778
Sweden - .1%
Sweden, Bonds, Ser. 1066	SEK	2.25	5/11/2035	40,325,000		3,703,465
Switzerland - 1.5%
Switzerland, Bonds	CHF	0.50	6/27/2032	10,775,000		11,816,776

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.3% (continued)
Switzerland - 1.5% (continued)
UBS Group AG, Sr. Unscd. Notes	EUR	0.88	11/3/2031	14,469,000		12,733,026
UBS Group AG, Sr. Unscd. Notes	EUR	2.88	4/2/2032	12,330,000		12,499,604
					37,049,406
United Kingdom - 5.3%
BAE Systems PLC, Sr. Unscd. Notes		5.30	3/26/2034	5,272,000	[b]	5,300,425
BAE Systems PLC, Sr. Unscd. Notes		5.50	3/26/2054	200,000	[b]	202,045
BAT International Finance PLC, Gtd. Notes	EUR	2.25	1/16/2030	5,700,000		5,660,972
Brass No. 10 PLC, Ser. 10-A, Cl. A1		0.67	4/16/2069	911,516	[b]	891,906
Gemgarto PLC, Ser. 2021-1A, Cl. A, (3 Month SONIO +0.59%)	GBP	5.81	12/16/2067	2,069,340	[b,d]	2,611,449
International Distributions Services PLC, Gtd. Notes	EUR	5.25	9/14/2028	1,130,000		1,268,875
Motability Operations Group PLC, Gtd. Notes	EUR	3.50	7/17/2031	17,340,000	[c]	18,821,935
National Grid PLC, Sr. Unscd. Notes	EUR	0.75	9/1/2033	10,180,000		8,439,628
SW Finance I PLC, Sr. Scd. Notes	GBP	7.38	12/12/2041	7,129,000		9,483,266
Thames Water Utilities Finance PLC, Sr. Scd. Notes	EUR	1.25	1/31/2032	7,347,000		5,989,619
Thames Water Utilities Finance PLC, Sr. Scd. Notes	EUR	4.38	1/18/2031	3,543,000		3,564,508
Tower Bridge Funding PLC, Ser. 2021-2, Cl. A, (3 Month SONIO +0.78%)	GBP	6.00	11/20/2063	2,267,688	[d]	2,865,737
United Kingdom Gilt, Bonds	GBP	1.25	7/31/2051	26,900,000		17,155,862
United Kingdom Gilt, Bonds	GBP	3.25	1/31/2033	29,500,000		35,521,023
United Kingdom Gilt, Bonds	GBP	3.75	7/22/2052	3,175,000		3,592,034
United Kingdom Gilt, Bonds	GBP	4.50	6/7/2028	7,175,000		9,255,609
					130,624,893
United States - 47.5%
A&D Mortgage Trust, Ser. 2023-NQM2, Cl. A1		6.13	5/25/2068	4,489,429	[b]	4,467,948
Alexandria Real Estate Equities, Inc., Gtd. Notes		5.25	5/15/2036	4,432,000		4,351,675
Aligned Data Centers Issuer LLC, Ser. 2023-1A, Cl. A2		6.00	8/17/2048	3,914,000	[b]	3,919,648
American Homes 4 Rent Trust, Ser. 2014-SFR3, Cl. A		3.68	12/17/2036	3,730,295	[b]	3,668,139
American Tower Corp., Sr. Unscd. Notes		5.20	2/15/2029	17,200,000		17,200,118
AmeriCredit Automobile Receivables Trust, Ser. 2020-1, Cl. C		1.59	10/20/2025	991,880		988,779
AMSR Trust, Ser. 2019-SFR1, Cl. B		3.02	1/19/2039	4,925,000	[b]	4,617,692
AT&T, Inc., Sr. Unscd. Bonds	EUR	3.55	12/17/2032	1,080,000	[c]	1,174,231
AT&T, Inc., Sr. Unscd. Notes	EUR	3.95	4/30/2031	4,210,000		4,686,779

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.3% (continued)
United States - 47.5% (continued)
AT&T, Inc., Sr. Unscd. Notes		4.50	5/15/2035	1,400,000		1,308,283
Avis Budget Rental Car Funding AESOP LLC, Ser. 2023-4A, Cl. A		5.49	6/20/2029	3,643,000	[b]	3,677,116
Avis Budget Rental Car Funding AESOP LLC, Ser. 2023-8A, Cl. A		6.02	2/20/2030	2,831,000	[b]	2,926,281
Bimbo Bakeries USA, Inc., Gtd. Notes		5.38	1/9/2036	1,939,000	[b]	1,924,977
Bristol-Myers Squibb Co., Sr. Unscd. Notes		5.20	2/22/2034	1,838,000	[c]	1,867,158
Bristol-Myers Squibb Co., Sr. Unscd. Notes		5.55	2/22/2054	2,687,000	[c]	2,765,653
Bristol-Myers Squibb Co., Sr. Unscd. Notes		6.25	11/15/2053	3,051,000		3,439,239
Bristol-Myers Squibb Co., Sr. Unscd. Notes		6.40	11/15/2063	3,211,000		3,672,948
BXHPP Trust, Ser. 2021-FILM, Cl. B, (1 Month TSFR +1.01%)		6.34	8/15/2036	9,620,000	[b,d]	9,086,018
CAMB Commercial Mortgage Trust, Ser. 2019-LIFE, Cl. A, (1 Month TSFR +1.37%)		6.69	12/15/2037	8,350,000	[b,d]	8,354,582
Capital One Financial Corp., Sr. Unscd. Notes		7.62	10/30/2031	4,405,000		4,868,413
Carrier Global Corp., Sr. Unscd. Notes	EUR	4.50	11/29/2032	3,829,000		4,388,678
Carrier Global Corp., Sr. Unscd. Notes		5.90	3/15/2034	1,863,000		1,958,864
Carrier Global Corp., Sr. Unscd. Notes		6.20	3/15/2054	1,346,000	[c]	1,483,238
Carvana Auto Receivables Trust, Ser. 2021-N2, Cl. C		1.07	3/10/2028	1,168,915		1,099,073
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Scd. Notes		3.90	6/1/2052	5,760,000		3,667,127
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Scd. Notes		5.25	4/1/2053	7,583,000	[c]	6,012,121
COLT Mortgage Loan Trust, Ser. 2023-2, Cl. A1		6.60	7/25/2068	3,027,035	[b]	3,051,514
COLT Mortgage Loan Trust, Ser. 2023-4, Cl. A1		7.16	10/25/2068	7,059,019	[b]	7,166,655
Columbia Pipelines Operating Co. LLC, Sr. Unscd. Notes		5.93	8/15/2030	6,623,000	[b]	6,797,791
Columbia Pipelines Operating Co. LLC, Sr. Unscd. Notes		6.04	11/15/2033	3,441,000	[b]	3,566,978
Constellation Energy Generation LLC, Sr. Unscd. Notes		5.75	3/15/2054	8,670,000		8,690,683
Consumers Energy Co., First Mortgage Bonds		4.60	5/30/2029	5,508,000		5,447,731
CVS Health Corp., Sr. Unscd. Notes		5.05	3/25/2048	3,200,000		2,908,099

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.3% (continued)
United States - 47.5% (continued)
CyrusOne Data Centers Issuer I LLC, Ser. 2023-1A, Cl. B		5.45	4/20/2048	1,212,549	[b]	1,130,834
CyrusOne Data Centers Issuer I LLC, Ser. 2023-2A, Cl. A2		5.56	11/20/2048	4,454,000	[b]	4,368,977
Digital Euro Finco LLC, Gtd. Bonds	EUR	2.63	4/15/2024	5,814,000	[c]	6,268,658
Domino's Pizza Master Issuer LLC, Ser. 2021-1A, Cl. A2I		2.66	4/25/2051	5,470,312	[b]	4,876,814
Duke Energy Carolinas LLC, First Mortgage Bonds		4.85	1/15/2034	15,715,000		15,456,719
Energy Transfer LP, Sr. Unscd. Notes		5.55	5/15/2034	2,965,000		2,975,885
Energy Transfer LP, Sr. Unscd. Notes		6.40	12/1/2030	3,053,000		3,224,815
Energy Transfer LP, Sr. Unscd. Notes		6.55	12/1/2033	3,218,000		3,456,510
Ent Auto Receivables Trust, Ser. 2023-1A, Cl. A3		6.24	1/16/2029	2,112,000	[b]	2,139,358
Enterprise Products Operating LLC, Gtd. Notes		4.85	1/31/2034	16,086,000		15,851,852
Exelon Corp., Sr. Unscd. Notes		5.60	3/15/2053	4,480,000	[c]	4,475,314
Federal Agricultural Mortgage Corp. Mortgage Trust, Ser. 2021-1, CI. A		2.18	1/25/2051	5,595,996	[b]	4,514,866
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Ser. 2021-MN1, Cl. M1, (1 Month SOFR +2.00%)		7.32	1/25/2051	991,100	[b,d,e]	971,521
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KC02, Cl. A2		3.37	7/25/2025	5,400,998	[e]	5,280,376
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KL3W, Cl. AFLW, (1 Month SOFR +0.56%)		5.88	8/25/2025	3,816,393	[d,e]	3,822,527
Federal National Mortgage Association Grantor Trust, Ser. 2017-T1, Cl. A		2.90	6/25/2027	7,628,777	[e]	7,188,772
Ford Motor Credit Co. LLC, Sr. Unscd. Notes		6.05	3/5/2031	9,231,000		9,302,532
General Motors Financial Co., Inc., Sr. Unscd. Notes		5.85	4/6/2030	2,444,000	[c]	2,493,700
HCA, Inc., Gtd. Notes		5.45	4/1/2031	17,030,000		17,124,733
Helios Issuer LLC, Ser. 2023-GRID1, Cl. 1A		5.75	12/20/2050	823,371	[b]	837,587
Honeywell International, Inc., Sr. Unscd. Bonds	EUR	4.13	11/2/2034	5,980,000		6,822,060
Honeywell International, Inc., Sr. Unscd. Notes	EUR	3.38	3/1/2030	12,376,000		13,384,199
Honeywell International, Inc., Sr. Unscd. Notes	EUR	3.75	5/17/2032	2,386,000		2,647,980

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.3% (continued)
United States - 47.5% (continued)
John Deere Capital Corp., Sr. Unscd. Notes		4.50	1/16/2029	13,300,000		13,175,464
JPMorgan Chase & Co., Sr. Unscd. Notes		5.34	1/23/2035	6,331,000	[c]	6,358,144
Keurig Dr Pepper, Inc., Gtd. Notes		5.30	3/15/2034	14,690,000		14,746,325
Kite Realty Group LP, Sr. Unscd. Notes		5.50	3/1/2034	1,224,000		1,216,733
Life Mortgage Trust, Ser. 2021-BMR, Cl. A, (1 Month TSFR +0.81%)		6.14	3/15/2038	4,275,920	[b,d]	4,230,993
McDonald's Corp., Sr. Unscd. Notes	EUR	4.13	11/28/2035	12,000,000		13,542,903
MetroNet Infrastructure Issuer LLC, Ser. 2024-1A, Cl. A2		6.23	4/20/2054	1,643,978	[b]	1,649,489
Metropolitan Life Global Funding I, Scd. Notes		4.85	1/8/2029	12,288,000	[b]	12,205,824
Morgan Stanley, Sr. Unscd. Notes		5.47	1/18/2035	6,103,000	[c]	6,159,869
Mosaic Solar Loan Trust, Ser. 2023-2A, Cl. A		5.36	9/22/2053	2,348,625	[b]	2,318,668
Nasdaq, Inc., Sr. Unscd. Bonds	EUR	4.50	2/15/2032	13,980,000		15,957,083
Nasdaq, Inc., Sr. Unscd. Notes		5.55	2/15/2034	3,328,000		3,386,168
Nasdaq, Inc., Sr. Unscd. Notes		6.10	6/28/2063	3,164,000	[c]	3,376,874
National Grid North America, Inc., Sr. Unscd. Notes	EUR	1.05	1/20/2031	13,249,000		12,064,627
New Residential Mortgage Loan Trust, Ser. 2022-NQM1, CI. A1		2.28	4/25/2061	5,415,273	[b]	4,657,000
Public Service Enterprise Group, Inc., Sr. Unscd. Notes		5.45	4/1/2034	3,193,000		3,201,010
Purewest Funding LLC, Ser. 2021-1, Cl. A1		4.09	12/22/2036	2,260,196	[b]	2,189,120
Realty Income Corp., Sr. Unscd. Notes	EUR	4.88	7/6/2030	6,834,000		7,819,125
Realty Income Corp., Sr. Unscd. Notes	EUR	5.13	7/6/2034	1,288,000		1,519,187
Retained Vantage Data Centers Issuer LLC, Ser. 2023-1A, Cl. A2A		5.00	9/15/2048	5,630,000	[b]	5,455,616
SBA Tower Trust, Asset Backed Notes		1.88	1/15/2026	6,860,000	[b]	6,406,839
SBA Tower Trust, Asset Backed Notes		2.59	10/15/2031	6,340,000	[b]	5,124,713
SBA Tower Trust, Asset Backed Notes		2.84	1/15/2025	8,030,000	[b]	7,838,815
SpringCastle America Funding LLC, Ser. 2020-AA, Cl. A		1.97	9/25/2037	2,381,626	[b]	2,211,491
Stack Infrastructure Issuer LLC, Ser. 2023-1A, CI. A2		5.90	3/25/2048	1,430,000	[b]	1,427,380
Tapestry, Inc., Sr. Unscd. Notes		7.70	11/27/2030	1,707,000		1,821,694
Texas Instruments, Inc., Sr. Unscd. Notes		4.85	2/8/2034	2,918,000		2,933,172

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.3% (continued)
United States - 47.5% (continued)
Texas Instruments, Inc., Sr. Unscd. Notes		5.15	2/8/2054	3,135,000		3,149,414
The PNC Financial Services Group, Inc., Sr. Unscd. Notes		5.94	8/18/2034	5,080,000		5,214,786
The PNC Financial Services Group, Inc., Sr. Unscd. Notes		6.04	10/28/2033	4,385,000		4,536,198
TIF Funding III LLC, Ser. 2024-1A, Cl. A		5.48	5/22/2034	7,894,000	[b]	7,891,359
Tricon American Homes Trust, Ser. 2019-SFR1, Cl. A		2.75	3/17/2038	7,428,760	[b]	7,044,739
TRP LLC, Ser. 2021-1, Cl. A		2.07	6/19/2051	6,473,290	[b]	5,845,137
TRP LLC, Ser. 2021-2, Cl. A		2.15	6/19/2051	6,530,359	[b]	5,914,898
Truist Financial Corp., Sr. Unscd. Notes		5.12	1/26/2034	3,648,000		3,512,942
Truist Financial Corp., Sr. Unscd. Notes		5.87	6/8/2034	8,175,000		8,278,265
Truist Financial Corp., Sr. Unscd. Notes		6.12	10/28/2033	859,000		888,362
Truist Financial Corp., Sr. Unscd. Notes		7.16	10/30/2029	2,399,000		2,559,114
U.S. Bancorp, Sr. Unscd. Notes		5.84	6/12/2034	5,801,000		5,914,906
U.S. Treasury Bonds		4.13	8/15/2053	15,800,000		15,190,219
U.S. Treasury Notes		2.88	8/15/2028	4,400,000		4,155,594
U.S. Treasury Notes		3.13	11/15/2028	51,050,000		48,633,102
U.S. Treasury Notes		4.00	1/31/2029	85,000,000	[c]	84,136,719
U.S. Treasury Notes		4.00	2/15/2034	107,500,000		105,736,328
U.S. Treasury Notes		4.63	2/28/2026	3,575,000	[c]	3,572,347
U.S. Treasury Notes		4.63	9/30/2030	50,250,000		51,362,959
Unilever Capital Corp., Sr. Unscd. Notes	EUR	3.40	6/6/2033	4,404,000		4,845,554
Vantage Data Centers Issuer LLC, Ser. 2023-1A, CI. A2		6.32	3/16/2048	5,716,000	[b]	5,779,097
Verizon Communications, Inc., Sr. Unscd. Bonds	EUR	4.25	10/31/2030	2,900,000		3,283,628
Verizon Communications, Inc., Sr. Unscd. Notes	EUR	3.50	6/28/2032	16,691,000		18,085,776
Verus Securitization Trust, Ser. 2023-4, CI. A1		5.81	5/25/2068	2,683,511	[b]	2,670,360
Verus Securitization Trust, Ser. 2023-5, CI. A1		6.48	6/25/2068	3,041,133	[b]	3,054,698
WEA Finance LLC, Gtd. Notes		2.88	1/15/2027	2,764,000		2,530,444
WEA Finance LLC, Gtd. Notes		2.88	1/15/2027	5,510,000	[b]	5,044,409
WEA Finance LLC, Gtd. Notes		3.50	6/15/2029	2,180,000	[b]	1,927,559
WEA Finance LLC, Gtd. Notes		4.13	9/20/2028	2,326,000	[b]	2,132,705
WEA Finance LLC, Gtd. Notes		4.63	9/20/2048	379,000	[b]	269,274

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.3% (continued)
United States - 47.5% (continued)
WEA Finance LLC/Westfield UK & Europe Finance PLC, Gtd. Notes	4.75	9/17/2044	6,752,000	[b]	5,003,961
Wells Fargo & Co., Sr. Unscd. Notes	5.39	4/24/2034	3,670,000		3,648,439
Wells Fargo & Co., Sr. Unscd. Notes	5.56	7/25/2034	6,900,000		6,929,641
Wells Fargo Commercial Mortgage Trust, Ser. 2021-SAVE, Cl. A, (1 Month TSFR +1.26%)	6.59	2/15/2040	2,877,544	[b,d]	2,861,033
Federal Home Loan Mortgage Corp.:
2.50%, 10/1/2050			18,130,936	[e]	15,284,624
3.50%, 6/1/2052			23,042,539	[e]	20,641,319
5.00%, 7/1/2052-9/1/2053			32,639,348	[e]	32,010,515
5.50%, 9/1/2053			25,071,410	[e]	25,276,974
6.00%, 12/1/2053			8,808,037	[e]	8,992,942
Federal National Mortgage Association:
2.50%, 9/1/2050-4/1/2052			43,852,785	[e]	36,907,213
3.00%, 6/1/2050			35,641,688	[e]	31,263,164
4.00%, 5/1/2052-6/1/2052			14,271,685	[e]	13,249,862
4.50%, 6/1/2052			47,501,809	[e]	45,251,265
5.00%, 7/1/2052			25,833,610	[e]	25,237,965
6.00%, 11/1/2053-2/1/2054			31,349,377	[e]	32,307,377
				1,174,842,330
Total Bonds and Notes (cost $2,404,514,228)			2,382,054,288
Description /Number of Contracts/Counterparty	Exercise Price	Expiration Date	Notional Amount ($)		Value ($)
Options Purchased - .0%
Call Options - .0%
Japanese Yen, Contracts N/A, Goldman Sachs & Co. LLC	150.85	5/21/2024	18,205,000		176,840
Put Options - .0%
Swaption Receiver Markit CDX North America Investment Grade Index Series 41, Payer 3 Month Fixed Rate of 1.00% terminating on 12/20/2028, Contracts 249,950,000, Citigroup Global Markets Inc.	0.58	4/17/2024	249,950,000	[f]	18,567
Swaption Receiver Markit CDX North America Investment Grade Index Series 42, Payer 3 Month Fixed Rate of .00% terminating on 06/20/2029, Contracts 237,150,000, Citigroup Global Markets Inc.	0.55	5/15/2024	237,150,000	[f]	215,841

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount ($)	[a]	Value ($)
Options Purchased - .0% (continued)
Put Options - .0% (continued)
Swaption Receiver Markit iTraxx Europe Index Series 40, Payer 3 Month Fixed Rate of 1.00% terminating on 12/20/2028, Contracts 188,700,000, Goldman Sachs & Co. LLC	EUR	0.60	4/17/2024	188,700,000	[f]	25,861
Swaption Receiver Markit iTraxx Europe Index Series 41, Payer 3 Month Fixed Rate of .00% terminating on 06/20/2029, Contracts 179,550,000, Citigroup Global Markets Inc.	EUR	0.58	5/15/2024	179,550,000	[f]	223,791
					484,060
Total Options Purchased (cost $1,290,162)				660,900
Description	1-Day Yield (%)			Shares		Value ($)
Investment Companies - 1.1%
Registered Investment Companies - 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $26,232,555)		5.42		26,232,555	[g]	26,232,555

Investment of Cash Collateral for Securities Loaned - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $17,782,619)		5.42		17,782,619	[g]	17,782,619
Total Investments (cost $2,449,819,564)				98.1%	2,426,730,362
Cash and Receivables (Net)				1.9%	47,091,243
Net Assets				100.0%	2,473,821,605

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

TSFR—Term Secured Overnight Financing Rate Reference Rates

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

DKK—Danish Krone

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PLN—Polish Zloty

SEK—Swedish Krona

SGD—Singapore Dollar

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2024, these securities were valued at $403,105,916 or 16.29% of net assets.

c Security, or portion thereof, on loan. At March 31, 2024, the value of the fund’s securities on loan was $121,030,375 and the value of the collateral was $124,926,558, consisting of cash collateral of $17,782,619 and U.S. Government & Agency securities valued at $107,143,939. In addition, the value of collateral may include pending sales that are also on loan.

d Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

e The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

f Exercise price is referenced as basis points.

g Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
U.S. Treasury 10 Year Notes	1,790	6/18/2024	198,408,013	198,326,415	(81,598)
U.S. Treasury 2 Year Notes	231	6/28/2024	47,281,061	47,235,891	(45,170)
U.S. Treasury 5 Year Notes	978	6/28/2024	104,472,782	104,661,286	188,504
U.S. Treasury Long Bond	152	6/18/2024	18,135,780	18,306,500	170,720
Ultra 10 Year U.S. Treasury Notes	590	6/18/2024	67,482,592	67,619,534	136,942
Futures Short
Australian 10 Year Bond	361	6/17/2024	27,150,166[a]	27,423,952	(273,786)
Canadian 10 Year Bond	2,523	6/19/2024	222,809,155[a]	224,146,632	(1,337,477)
Euro 30 Year Bond	225	6/6/2024	32,034,332[a]	32,964,262	(929,930)
Euro-Bobl	342	6/6/2024	43,501,242[a]	43,630,312	(129,070)
Euro-Bond	1,179	6/6/2024	167,970,051[a]	169,654,578	(1,684,527)
Long Gilt	84	6/26/2024	10,406,786[a]	10,595,699	(188,913)
U.S. Treasury Ultra Long Bond	90	6/18/2024	11,461,640	11,610,000	(148,360)
Gross Unrealized Appreciation				496,166
Gross Unrealized Depreciation				(4,818,831)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Options Written
Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount ($)	[a]	Value ($)
Call Options:
Japanese Yen, Contracts N/A, Goldman Sachs & Co. LLC	153.00	5/21/2024	18,205,000		(84,905)
Put Options:
Swaption Payer Markit CDX North America Investment Grade Index Series 41, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2028, Contracts 499,900,000, Citigroup Global Markets Inc.	0.65	4/17/2024	499,900,000	[b]	(30,144)
Swaption Payer Markit CDX North America Investment Grade Index Series 42, Receiver 3 Month Fixed Rate of .00% terminating on 06/20/2029, Contracts 474,300,000, Citigroup Global Markets Inc.	0.63	5/15/2024	474,300,000	[b]	(171,410)
Swaption Payer Markit iTraxx Europe Index Series 40, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2028, Contracts 377,400,000, Goldman Sachs & Co. LLC	0.68	4/17/2024	377,400,000	[b]EUR	(25,503)
Swaption Payer Markit iTraxx Europe Index Series 41, Receiver 3 Month Fixed Rate of .00% terminating on 06/20/2029, Contracts 359,100,000, Citigroup Global Markets Inc.	0.65	5/15/2024	359,100,000	[b]EUR	(198,309)
Japanese Yen, Contracts N/A, Goldman Sachs & Co. LLC	144.00	5/21/2024	18,205,000		(40,706)
Total Options Written (premiums received $1,161,753)					(550,977)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

b Exercise price is referenced as basis points.

EUR—Euro

See notes to financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
United States Dollar	1,593,543	Japanese Yen	234,550,000	4/9/2024	41,343
Euro	4,400,000	United States Dollar	4,822,980	4/18/2024	(72,173)
Chilean Peso	1,786,930,000	United States Dollar	1,842,861	4/18/2024	(20,205)
United States Dollar	3,345,460	Swedish Krona	34,174,546	4/18/2024	150,162
Australian Dollar	3,720,623	Japanese Yen	361,170,000	4/18/2024	32,668
Japanese Yen	1,810,162,000	United States Dollar	12,064,015	4/18/2024	(68,995)
United States Dollar	3,280,872	Japanese Yen	489,055,000	4/18/2024	40,154
BNP Paribas Corp.
Singapore Dollar	6,463,000	United States Dollar	4,847,975	4/18/2024	(56,916)
Japanese Yen	358,533,284	Australian Dollar	3,677,000	4/18/2024	(21,697)
Euro	7,717,000	United States Dollar	8,366,583	4/18/2024	(34,315)
United States Dollar	2,877,671	Swiss Franc	2,511,000	4/18/2024	87,095
Citigroup Global Markets Inc.
United States Dollar	75,955,572	New Zealand Dollar	122,862,000	4/9/2024	2,550,959
United States Dollar	2,377,434	Swiss Franc	2,072,000	4/18/2024	74,736
United States Dollar	3,909,676	Hungarian Forint	1,408,187,000	4/9/2024	55,131
South African Rand	200,516,000	United States Dollar	10,575,635	4/9/2024	1,505
Taiwan Dollar	141,971,000	United States Dollar	4,525,058	4/18/2024	(77,560)
Euro	6,980,000	United States Dollar	7,644,030	4/9/2024	(110,147)
United States Dollar	3,025,379	Euro	2,770,000	4/9/2024	35,572
British Pound	10,506,000	United States Dollar	13,272,910	4/18/2024	(11,283)
South African Rand	26,960,000	United States Dollar	1,426,289	4/18/2024	(5,150)
Japanese Yen	361,942,000	Australian Dollar	3,709,448	4/18/2024	(20,266)
United States Dollar	33,913,758	South African Rand	658,068,000	4/9/2024	(799,069)

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Goldman Sachs & Co. LLC
United States Dollar	10,150,963	Swedish Krona	104,519,000	4/9/2024	381,883
Euro	1,764,000	United States Dollar	1,932,615	4/9/2024	(28,637)
United States Dollar	13,400,637	Euro	12,320,000	4/9/2024	103,010
United States Dollar	2,362,818	Hungarian Forint	851,227,000	4/18/2024	34,162
Canadian Dollar	7,702,000	United States Dollar	5,700,747	4/18/2024	(13,032)
United States Dollar	50,721,578	Japanese Yen	7,581,618,000	4/9/2024	548,095
United States Dollar	8,609,410	New Zealand Dollar	14,157,000	4/9/2024	151,228
United States Dollar	4,522,215	Singapore Dollar	6,051,000	4/18/2024	36,574
South African Rand	460,353,000	United States Dollar	24,575,431	4/9/2024	(291,992)
United States Dollar	615,097	Swedish Krona	6,326,454	4/18/2024	23,578
United States Dollar	3,005,040	Polish Zloty	11,989,000	4/9/2024	3,789
United States Dollar	25,199,025	Australian Dollar	38,289,000	4/9/2024	239,728
United States Dollar	17,381,648	Japanese Yen	2,610,604,800	4/18/2024	82,503
United States Dollar	18,260,588	Peruvian Nuevo Sol	67,902,000	5/14/2024	23,508
United States Dollar	1,866,397	Brazilian Real	9,260,000	4/18/2024	23,915
South African Rand	33,996,000	United States Dollar	1,815,838	4/18/2024	(23,811)
United States Dollar	3,347,515	South African Rand	62,976,000	4/18/2024	27,869
United States Dollar	1,857,844	Chilean Peso	1,786,930,000	4/18/2024	35,188
United States Dollar	4,030,764	Polish Zloty	16,106,000	4/18/2024	(785)
Euro	4,990,000	United States Dollar	5,403,342	4/18/2024	(15,495)
United States Dollar	4,568,791	Euro	4,203,000	4/18/2024	30,691
United States Dollar	9,502,244	Malaysian Ringgit	44,480,000	5/14/2024	75,096
HSBC Securities (USA) Inc.
Czech Koruna	91,992,000	United States Dollar	3,925,996	4/18/2024	(4,402)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
HSBC Securities (USA) Inc. (continued)
Euro	21,035,000	United States Dollar	22,877,934	4/9/2024	(173,748)
United States Dollar	233,958,606	Euro	215,466,000	4/9/2024	1,394,775
United States Dollar	11,213,116	Swiss Franc	9,828,000	4/9/2024	301,329
Japanese Yen	2,239,506,878	United States Dollar	15,039,999	4/18/2024	(199,930)
United States Dollar	4,971,120	Japanese Yen	740,062,000	4/18/2024	67,107
United States Dollar	4,829,276	Indian Rupee	399,866,000	4/18/2024	37,485
United States Dollar	89,523,508	British Pound	70,510,000	4/9/2024	523,592
Australian Dollar	7,405,638	Japanese Yen	719,159,020	4/18/2024	63,198
Japanese Yen	358,161,000	Australian Dollar	3,674,950	4/18/2024	(22,827)
Taiwan Dollar	74,302,000	United States Dollar	2,368,229	4/18/2024	(40,585)
United States Dollar	2,367,021	Taiwan Dollar	74,302,000	4/18/2024	39,377
Brazilian Real	9,260,000	United States Dollar	1,867,877	4/18/2024	(25,395)
United States Dollar	4,965,037	South Korean Won	6,646,000,000	5/14/2024	15,677
United States Dollar	994,306	Swedish Krona	10,225,000	4/18/2024	38,275
Hungarian Forint	851,042,000	United States Dollar	2,327,503	4/18/2024	647
United States Dollar	6,778,596	Indonesian Rupiah	106,229,675,000	5/14/2024	87,405
United States Dollar	2,356,939	Mexican Peso	40,372,000	4/18/2024	(63,850)
United States Dollar	30,485,476	Swiss Franc	26,661,008	4/18/2024	856,016
United States Dollar	26,208,830	Australian Dollar	40,204,000	4/9/2024	1,210
United States Dollar	32,661,180	Canadian Dollar	43,952,000	4/9/2024	207,926
Thai Baht	208,793,000	United States Dollar	5,845,023	4/9/2024	(117,049)
Euro	1,165,000	United States Dollar	1,275,267	4/18/2024	(17,383)
United States Dollar	4,857,626	Euro	4,449,000	4/18/2024	53,912
Norwegian Krone	88,905,000	United States Dollar	8,494,454	4/18/2024	(301,033)

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
J.P. Morgan Securities LLC
United States Dollar	5,378,707	Thai Baht	193,625,000	4/9/2024	66,848
Euro	3,072,000	United States Dollar	3,329,206	4/18/2024	(12,279)
United States Dollar	5,271,263	Euro	4,855,000	4/18/2024	29,179
Japanese Yen	897,710,000	United States Dollar	6,103,039	4/18/2024	(154,373)
Swedish Krona	39,286,000	United States Dollar	3,817,086	4/18/2024	(143,871)
United States Dollar	3,349,877	Chinese Yuan Renminbi	24,098,000	4/18/2024	29,540
Australian Dollar	15,550,000	United States Dollar	10,211,086	4/18/2024	(72,022)
United States Dollar	2,256,917	Australian Dollar	3,453,000	4/18/2024	5,458
New Zealand Dollar	21,523,000	United States Dollar	13,308,663	4/18/2024	(449,436)
Mexican Peso	40,467,000	United States Dollar	2,351,419	4/18/2024	75,066
United States Dollar	100,592,868	South Korean Won	133,399,220,000	5/14/2024	1,248,796
United States Dollar	247,467,011	Euro	227,897,000	4/9/2024	1,485,745
Morgan Stanley & Co. LLC
United States Dollar	5,612,988	British Pound	4,413,000	4/9/2024	42,762
Swedish Krona	32,496,000	United States Dollar	3,175,164	4/9/2024	(137,860)
United States Dollar	4,181,486	Singapore Dollar	5,609,000	4/9/2024	25,172
Chinese Yuan Renminbi	8,465,000	United States Dollar	1,175,447	4/9/2024	(9,547)
United States Dollar	5,460,369	Mexican Peso	94,022,000	4/9/2024	(184,938)
Euro	969,000	United States Dollar	1,049,618	4/9/2024	(3,725)
United States Dollar	241,926,209	Euro	222,651,000	4/9/2024	1,607,228
RBC Capital Markets, LLC
United States Dollar	2,539,664	Danish Krone	17,434,000	4/9/2024	16,581
Canadian Dollar	4,885,000	United States Dollar	3,599,582	4/18/2024	7,856
British Pound	11,039,000	United States Dollar	14,008,148	4/9/2024	(74,379)
United States Dollar	2,520,277	Swiss Franc	2,250,000	4/18/2024	19,761

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
RBC Capital Markets, LLC (continued)
United States Dollar	72,774,754	Chinese Yuan Renminbi	522,879,626	4/9/2024	757,581
Gross Unrealized Appreciation					13,995,646
Gross Unrealized Depreciation					(3,880,160)

See notes to financial statements.

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation(Depreciation) ($)
EUR - Maturity Eurostat Eurozone HICP Ex Tobacco Unrevised NSA	EUR Fixed at 2.80% at Maturity	7/28/2053	39,556,035	4,195,343	2,534,847	1,660,496
USD Fixed at 2.53% at Maturity	USD - Maturity US CPI Urban Consumers NSA at Maturity	7/28/2053	55,615,000	(392,597)	996,600	(1,389,197)
USD Fixed at 2.45% at Maturity	USD - Maturity US CPI Urban Consumers NSA at Maturity	12/7/2053	48,869,000	250,589	51,923	198,666
EUR - Maturity Eurostat Eurozone HICP Ex Tobacco Unrevised NSA	EUR Fixed at 2.50% at Maturity	12/7/2053	35,364,703	359,862	773,310	(413,448)
GBP - 12 Month Sterling Overnight Interbank Average	GBP Fixed at 3.45% at Maturity	12/21/2028	126,215,000	2,731,917	95,389	2,636,528
Gross Unrealized Appreciation					4,495,690
Gross Unrealized Depreciation					(1,802,645)

EUR—Euro

STATEMENT OF INVESTMENTS (Unaudited) (continued)

GBP—British Pound

USD—United States Dollar

See notes to financial statements.

OTC Total Return Swaps
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount ($)	Unrealized Appreciation ($)
EUR - 3 Month Euribor at 3.93%	EUR - Maturity Markit iBoxx € Liquid High Yield Index at Maturity	J.P. Morgan Securities LLC	6/20/24	12,980,546	36,617

EUR - Maturity Markit iBoxx € Corporates at Maturity	EUR - 3 Month Euribor at 3.93%	J.P. Morgan Securities LLC	6/20/24	77,107,358	30,623

EUR - 3 Month Euribor at 3.93%	EUR - Maturity Markit iBoxx € Liquid High Yield Index at Maturity	Goldman Sachs & Co. LLC	6/20/24	72,294,735	336,719

EUR - Maturity Markit iBoxx € Corporates at Maturity	EUR - 3 Month Euribor at 3.93%	Goldman Sachs & Co. LLC	6/20/24	158,003,047	554,777

USD - Maturity Markit iBoxx $ Investment Grade Corporate Bond ETF at Maturity	USD - 3 Month Secured Overnight Financing Rate 5.32%	J.P. Morgan Securities LLC	6/20/24	16,334,477	5,537

Gross Unrealized Appreciation	964,273

See notes to financial statements.

OTC Credit Default Swaps
Reference Obligation/ Counterparty	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation(Depreciation)($)
Sold Contracts:[2]
Barclays Capital, Inc.
Electrolux AB, 2.5%, 5/18/2030 Received 3 Month Fixed Rate of 1.00%	12/20/2028	2,028,238	(46,414)	(53,755)	7,341
Citigroup Global Markets Inc.
Whirlpool, 4.75%, 2/26/2029 Received 3 Month Fixed Rate of 1.00%	6/20/2029	5,530,000	(70,237)	(71,929)	1,692
Goldman Sachs & Co. LLC
Electrolux AB, 2.5%, 5/18/2030 Received 3 Month Fixed Rate of 1.00%	12/20/2028	2,740,279	(62,708)	(75,626)	12,918
Purchased Contracts:[3]
Barclays Capital, Inc.
Deutsche Lufthansa, .25%, 9/6/2024 Paid 3 Month Fixed Rate of 1.00%	12/20/2028	3,560,205	(4,631)	51,960	(56,591)
Citigroup Global Markets Inc.
Southwest Airlines, 5.125%, 6/15/2027 Paid 3 Month Fixed Rate of 1.00%	12/20/2028	8,590,000	(77,867)	(17,536)	(60,331)
Deutsche Lufthansa, .25%, 9/6/2024 Paid 3 Month Fixed Rate of 1.00%	12/20/2028	3,775,975	(4,912)	58,140	(63,052)
Goldman Sachs & Co. LLC
United Airlines, 4.875%, 1/15/2025 Paid 3 Month Fixed Rate of 5.00%	12/20/2028	2,790,000	(183,859)	10,698	(194,557)
Gross Unrealized Appreciation				21,951
Gross Unrealized Depreciation				(374,531)

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

3 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

Centrally Cleared Credit Default Swaps
Reference Obligation	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
Sold Contracts:[2]
Markit CDX North America High Yield Index Series 42, Received 3 Month Fixed Rate of 5.00%	6/20/2029	2,980,000	214,074	208,669	5,405
Markit CDX North America Investment Grade Index Series 42, Received 3 Month Fixed Rate of 1.00%	6/20/2029	139,500,000	3,197,641	3,048,722	148,919
Markit CDX North America High Yield Index Series 41, Received 3 Month Fixed Rate of 5.00%	12/20/2028	3,306,600	248,944	186,483	62,461
Purchased Contracts:[3]
Markit CDX North America High Yield Index Series 41, Paid 3 Month Fixed Rate of 5.00%	12/20/2028	3,306,600	(242,743)	(236,683)	(6,060)
Markit iTraxx Europe Index Series 41, Paid 3 Month Fixed Rate of 1.00%	6/20/2029	165,716,754	(3,710,208)	(3,569,807)	(140,401)
Markit CDX North America Investment Grade Index Series 42, Paid 3 Month Fixed Rate of 1.00%	6/20/2029	975,000	(22,055)	(21,685)	(370)
Markit iTraxx Europe Senior Financial Index Series 41, Paid 3 Month Fixed Rate of 1.00%	6/20/2029	142,667,124	(2,576,319)	(2,402,018)	(174,301)
Gross Unrealized Appreciation				216,785
Gross Unrealized Depreciation				(321,132)

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

3 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

STATEMENT OF INVESTMENTS
BNY Mellon Global Fixed Income Fund

March 31, 2024 (Unaudited)

The following is a summary of the inputs used as of March 31, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	-	82,736,609	-	82,736,609
Collateralized Loan Obligations	-	22,194,320	-	22,194,320
Commercial Mortgage-Backed	-	66,682,771	-	66,682,771
Corporate Bonds	-	857,766,624	-	857,766,624
Foreign Governmental	-	731,685,414	-	731,685,414
Investment Companies	44,015,174	-	-	44,015,174
U.S. Government Agencies Collateralized Mortgage Obligations	-	11,703,638	-	11,703,638
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	10,074,424	-	10,074,424
U.S. Government Agencies Mortgage-Backed	-	286,423,220	-	286,423,220
U.S. Treasury Securities	-	312,787,268	-	312,787,268
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	13,995,646	-	13,995,646
Futures††	496,166	-	-	496,166
Options Purchased	-	660,900	-	660,900
Swap Agreements††	-	5,698,699	-	5,698,699
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(3,880,160)	-	(3,880,160)
Futures††	(4,818,831)	-	-	(4,818,831)
Options Written	-	(550,977)	-	(550,977)
Swap Agreements††	-	(2,498,308)	-	(2,498,308)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills)financial futures and forward foreign currency exchange contracts (“forward contracts”)are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at March 31, 2024 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates, foreign currencies and credit, or as a substitute for an investment. The fund is subject to market risk, interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. Interest rate swaps open at March 31, 2024 are set forth in the Statement of Investments.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The underlying reference asset could be a security, an index, or basket of investments.

At March 31, 2024, accumulated net unrealized depreciation on investments was $13,986,067, consisting of $61,757,379 gross unrealized appreciation and $75,743,446 gross unrealized depreciation.

At March 31, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.